                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

2003 Semiannual Shareholder Report
----------------------------------
-  Delaware Focused Growth Fund
-  Delaware Focused Value Fund
-  Delaware Health Care Fund

January 10, 2003

Recap of Events
When the period for this report began on July 1, 2002, equities had been moving steadily lower since roughly mid-March of 2002. The significant selling pressures did not abate until the later portion of July, when we experienced an upturn in the stock market. The rally turned out to be short-lived, lasting barely a month, when we were faced with further falling prices. Not until early October did we experience a bounce in the market. This time around, stocks rose steadily for nearly two months. This market advance was followed by a round of normal profit taking in December, which is generally regarded as a positive for prices that may have moved too much too soon.

Despite the ups and downs of the stock market, we believe a meaningful shift has taken place among investors. It appears that investors have cast off the downbeat reports of "sluggish" growth so prevalent throughout the media earlier in the year, in favor of a more balanced view of the state of the economy.

Although the rate of growth may not match that of prior post-recessionary periods, and unemployment levels remain high, there seems to be acceptance that the economic recovery is largely in place and may well continue into the new year. This shift in sentiment likely contributed to the bullish move in equities that spanned much of October and November. Stocks no doubt hit low levels this fall prompting investors to find "value" in the market.

Investors were offered further encouragement when the Federal Reserve stepped into the fray in early November by lowering short-term interest rates another 0.50% as a means to add further fuel for the economic recovery. We do not underestimate the power of the Fed's actions, and we believe that the historic 11 cuts in interest rates since 2001 are, as expected, gradually taking hold and should help the economic renewal.

Market Outlook
We see positive forces for equities moving forward. The gross domestic product was recently adjusted higher for the third quarter by nearly 100 basis points. Expectations for the fourth quarter are muted, but low growth will continue the expansion to a fifth quarter, and we are optimistic about a generally expanding economy throughout 2003, especially since this outcome seems paramount to Federal Reserve policy.

We believe that corporations should likely benefit from steadily improving productivity and cost cutting measures that have evolved from the recession. As we do not foresee momentum likely playing a major role in the stock markets for 2003, we believe the new year will be a time for quality security selections, and we believe that Delaware's emphasis on stringent in-house research should assist investors moving forward.

We are encouraged that market volatility, which had reached lofty levels during the summer months, has decreased substantially of late and appears to be returning to longer-term norms. Perhaps it is a sign that investors may now believe that the brief yet disappointing period of corporate malfeasance may well be behind us. We witnessed some pullbacks in the major indexes late in the period, but we credit this to normal profit taking, and do not believe it is the start of a major market selloff.

While we do not find the market catalysts that could propel equity prices higher at a rate to parallel that of the 1990s, we nonetheless believe the case for equities is becoming much clearer. Thus we ask investors to maintain their vigilance, as steadily improving market conditions may at long last be ready to support modestly rising markets.

Delaware Focused Growth Fund

For the six-month period ended December 31, 2002, your Fund returned -8.10% (Class A shares at net asset value with distributions reinvested) and bested its benchmark, the S&P 500 Index, which declined -10.30% during the same period.

Your Fund seeks to provide long-term capital growth by investing primarily in common stocks of companies that we believe have the potential for capital appreciation created by strong earnings growth. Over time, we believe our commitment to stringent security analysis will allow us to acquire those stocks that our research determines may garner attractive returns. Over time, we expect to enjoy the fruit of outperformance relative to our index when the equity markets are moving higher. We likewise monitor risk in the administration of the portfolio when times are difficult for stocks. This condition typified the market environment when the period began on July 1, 2002.

Equities at that juncture were in a veritable free fall, and despite a brief summer bounce, would head steadily lower into early October before a more substantial bottoming process would take effect. Despite the lack of a positive return for the period, we are heartened by our results, as we believe it vindicates our style of management. We believe it should offer evidence of our commitment to extensive research in the quest for outperformance versus our growth stock benchmark.

In reviewing performance, we believe we gained ground versus the Fund's benchmark largely by our stock selection acumen. Of the 15 stock sectors that we were invested in, we outperformed in six of them. For individual securities, the 40-year lows in mortgage rates was a boom for the housing market, and in turn we gained +29% from Doral Financial, with its strong mortgage operations in Florida and Puerto Rico and +22% from American Home Mortgage Holding. We likewise experienced +22% gains from Rent-A-Center and Heartland Express, a route trucking company.

Stocks that impeded performance included Transocean Sedco Forex, an underwater drilling company, which fell -25% during the period due to concerns about the pace of the economic recovery and two storms that moved through the Gulf of Mexico. Despite these shorter-term setbacks, we still regard this company as one of the top potential performers within its industry. The same might be said of American Italian Pasta, maker of dry pasta products, which declined -29% on news of higher wheat prices. We also lost performance with retailer Best Buy, which was affected by projections of a weak 2002 holiday selling season. Best Buy is no longer a holding of the Fund as of this report. In our opinion, the company's prospects are encouraging nonetheless, as it has recently lifted profit expectations, in part through the planned liquidation of a number of its underperforming Musicland stores.

We believe growth stocks play an important role within a broadly diversified portfolio. Market history has shown time and again that no one asset class can capture market leadership forever. Just as different asset classes have their periods of outperformance, we believe investor assets should be allocated across the major asset classes. Diversification can also establish downside protection when markets may experience turbulence from time to time.

Delaware Focused Value Fund

For the six-month period ended December 31, 2002, your Fund returned -9.29% (Class A shares at net asset value with distributions reinvested). By comparison, the Fund's benchmarks, the Russell 1000 Value Index and the S&P 500 Index, both declined -11.29% and -10.30%, respectively, during the same period.

Your Fund is managed using a value approach whereby we attempt to identify stocks as potential acquisitions using a combination of quantitative analysis, in-house qualitative research, and strict risk controls. We believe this approach is a meaningful step in identifying mispricings that occur within the stock market, and which we believe offer us the opportunity to seek outperformance relative to our benchmark over the long term. We also contend that our management approach affords us a valued element in monitoring risk while staying true to our investment style.

In reviewing Fund performance, we bested our benchmark in a number of sectors with strong stock selections. In basic materials, our holding in Alcoa did well with a return of +13%. BJ Services Company gained +22%, and that sector accordingly outperformed its benchmark counterpart by a wide margin. We sold our positions of Alcoa and BJ Services Company as of this report as we felt they have reached their maximum value. Perhaps our best allocation of assets was in the technology sector. Although the sector for the period was negative, the combination of the stocks we chose, and when we purchased them, offered us outperformance versus our benchmark.

Where we did not fair as well was with our position in Honeywell International, which faced the need for continued restructuring, notably through asset write-downs and job cuts. We lost ground with Household International, an Illinois-based company that has sought improvement in its communications with potential customers. Also, Ford Motors fell sharply as investors reacted to the uncertainty that has arisen over the company's ability to execute its revitalization plan. We believe the key focus for Ford will be on reducing its cost structure, while simultaneously introducing attractive new products. Potential impediments to the plan's success include severe industry price competition and potential industry volume declines. Household International and Ford Motors were no longer holdings of the Fund as of this report.

We are encouraged with the outlook for continued economic expansion in 2003 and are optimistic that the trend of rising corporate profits that we witnessed during the period will continue into the new year. We believe the Fund is well positioned for such an investment environment. We also believe that the investment environment will produce gains not by sectors as much as by individual stocks whose underlying companies are positioned to grow their earnings into the future. It is therefore imperative to not only uncover just such companies, but to do so when their attractiveness has not been fully recognized by the market. Just such an approach is how we manage the portfolio and why it is that we believe shareholders within the Fund may be well-rewarded moving forward.

Delaware Health Care Fund

During the past six months, the market became susceptible to volatility and investor uncertainty as equities experienced another pessimistic period. For the six-month period ended December 31, 2002, Delaware Health Care Fund returned -6.75% (Class A shares at net asset value with distributions reinvested). The Funds peer group is measured by the 281 funds composing the Lipper Healthcare/Biotechnology Funds Average, which returned -6.40% for the same period. During this time, the much broader S&P 500 Index ended the same six months down -10.30%.

The investment strategy for the Fund has virtually remained unchanged during the period. Using the healthcare industry as its main focus, the Fund attempts to provide long-term growth to its shareholders. Through a range of sub-sectors such as biotechnology, pharmaceuticals, and hospitals, the Fund can offer diversity within the healthcare realm. Funds that invest in one industry, such as your Fund, have the potential to experience growth when other areas of the market are underperforming, but also have an added layer of risk stemming from the lack of broad sector diversification.

The Fund's largest weighting was in pharmaceuticals, which composed 38.74% of the Fund's total net assets. Pharmaceutical companies have been expanding their product lines and reaching new audiences which we believe should translate into increased sales going forward.

Some positive contributions to the Fund's return were found in our biotechnology holdings. Neurocrine Biosciences and Amgen both had performed well over the past six months. Their ability to rebound from the market lows that was occurring at the start of the period and finish with a strong gain exemplifies their position within the marketplace as a growth leader.

New advances in medicine and technology are constantly shaping the healthcare industry. As more innovative and cost-effective products are being developed, we are hopeful this will lead healthcare companies to increased sales and profit potential. Although we are optimistic about growth in this sector, it is important to keep your investment portfolio diversified within all asset classes. Aside from sector-specific funds like Delaware Health Care Fund, the volatility of the market and fluctuating interest rates are other reasons to keep a broad range of investment classes.

Outlook
Moving forward, we see great opportunities presenting themselves across the three funds covered within this report. We believe the significant selloff in equities had a meaningful role in further correcting stock valuations that rose to unsustainable levels during the market bubble and in light of their profit expectations coming out of the recession of 2001. As we believe the prospect for continued economic expansion appears to be well in place for 2003, we contend that corporate profitability should improve modestly, especially in light of the move among corporations to cut costs and improve productivity throughout the economic expansion. We believe the stock market of 2003 may likely be one that lacks dynamic sectors, and thus we believe our commitment to stringent security analysis should assist shareholders within these portfolios moving forward.



/s/ Jude Driscoll                         /s/ David K. Downes

Jude Driscoll                             David K. Downes
President and Chief Executive Officer,    President and Chief Executive Officer,
Delaware Management Holdings, Inc.        Delaware Investments Family of Funds

Fund Performance Summary

Average Annual Total Returns
For the periods ended December 31, 2002

                                                               Lifetime          Six Months
Delaware Focused Growth Fund
  Class A (Est. 12/29/99)
     Excluding Sales Charge                                      -9.52%              -8.10%
     Including Sales Charge                                     -11.29%             -13.33%
Institutional Class                                              -9.52%              -8.10%
Lipper Large Cap Growth Funds Average (443 funds)               -22.67%*            -11.72%
Standard & Poor's 500 Index                                     -14.54%*            -10.30%

Delaware Focused Value Fund
  Class A (Est. 12/29/99)
     Excluding Sales Charge                                     -11.71%              -9.29%
     Including Sales Charge                                     -13.44%             -14.45%
Institutional Class                                             -11.71%              -9.29%
Lipper Multi-Cap Core Funds Average (279 funds)                 -12.45%*            -11.28%
Standard and Poor's 500 Index                                   -14.54%*            -10.30%
Russell 1000 Value Index                                         -5.14%*            -11.29%

Delaware Health Care Fund
   Class A (Est. 7/31/01)
      Excluding Sales Charge                                    -14.26%              -6.75%
      Including Sales Charge                                    -17.77%             -12.08%
Institutional Class                                             -14.26%              -6.75%
Lipper Healthcare/Biotechnology Funds
   Average (281 funds)                                          -21.42%**            -6.40%
Standard and Poor's 500 Index                                   -18.91%**           -10.30%

Returns shown above assume reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge for Class A shares. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund during the periods shown and had such charges been imposed, returns would have been lower. No Class B or C shares were offered for the Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Lipper categories represent the average return of specific mutual funds tracked by Lipper (Source: Lipper Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 1000 Value Index measures the performance of those large-cap companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for all classes of Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This semiannual report is for the information of Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund shareholders. The current prospectuses for the Funds set forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Funds' current Statements of Additional Information.

 * Assumes a start date of December 31, 1999.
** Assumes a start date of July 31, 2001.

Delaware Focused Growth Fund
----------------------------

Fund Objective:
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets:
As of December 31, 2002
$1.55 million

Number of Holdings:
As of December 31, 2002
30

Fund Start Date:
December 29, 1999

Your Fund Manager:

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Nasdaq Symbols:
Class A:                DLCAX
Institutional Class:    DLCIX

Delaware Focused Value Fund
---------------------------

Fund Objective:
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets:
As of December 31, 2002
$1.44 million

Number of Holdings:
As of December 31, 2002
20

Fund Start Date:
December 29, 1999

Your Fund Managers:

Joshua H. Brooks earned his undergraduate education at Yale University and Seikei Gakuen in Tokyo and an MBA from the University of London's London Business School. He joined Delaware Investments in 1991 as an analyst. Since that time, he has worked in various positions in equity research, portfolio management and business development in both Philadelphia and London. Prior to returning to Philadelphia in 2000, Mr. Brooks worked at Delaware International Advisers Ltd. in London as a Senior Portfolio Manager.

J. Paul Dokas joined Delaware in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a CFA charterholder.

Timothy G. Connors joined Delaware Investments in 1997 after serving as a principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research. He has been managing Focused Value Fund since its inception.

Nasdaq Symbols:
Class A:               DREAX
Institutional Class:   DREIX

Delaware Health Care Fund
-------------------------

Fund Objective:
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets:
As of December 31, 2002
$1.61 million

Number of Holdings:
As of December 31, 2002
34

Fund Start Date:
July 31, 2001

Your Fund Manager:

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Nasdaq Symbols:
Class A:               DHSAX
Institutional Class:   DHSIX

Statement of Net Assets


DELAWARE FOCUSED GROWTH FUND
----------------------------

December 31, 2002 (Unaudited)

                                                                                                          Number of         Market
                                                                                                          Shares            Value


Common Stock- 93.71%
Automobiles & Automotive Parts - 3.67%
+Gentex                                                                                                    1,800            $56,952
                                                                                                                            -------
                                                                                                                             56,952
                                                                                                                            -------
Banking, Finance & Insurance - 17.65%
Ambac Financial Group                                                                                      1,000             56,240
American Home Mortgage Holding                                                                             2,100             23,100
Doral Financial                                                                                            1,400             40,040
Franklin Resources                                                                                         1,300             44,304
HCC Insurance                                                                                              2,500             61,500
Hilb, Rogal & Hamilton                                                                                     1,200             49,080
                                                                                                                            -------
                                                                                                                            274,264
                                                                                                                            -------
Buildings & Materials - 1.93%
KB HOME                                                                                                      700             29,995
                                                                                                                            -------
                                                                                                                             29,995
                                                                                                                            -------
Cable, Media & Publishing - 2.51%
Gray Television - Class B                                                                                  4,000             39,000
                                                                                                                            -------
                                                                                                                             39,000
                                                                                                                            -------
Computers & Technology - 5.93%
+Cerner                                                                                                    1,900             59,394
+Cisco Systems                                                                                             2,500             32,750
                                                                                                                            -------
                                                                                                                             92,144
                                                                                                                            -------
Electronics & Electrical Equipment - 5.14%
Intel                                                                                                      2,000             31,140
+O2Micro International                                                                                     5,000             48,745
                                                                                                                            -------
                                                                                                                             79,885
                                                                                                                            -------
Energy - 2.24%
+Transocean Sedco Forex                                                                                    1,500             34,800
                                                                                                                            -------
                                                                                                                             34,800
                                                                                                                            -------
Food, Beverage & Tobacco - 6.89%
+American Italian Pasta - Class A                                                                          1,900             68,362
+Brinker International                                                                                     1,200             38,700
                                                                                                                            -------
                                                                                                                            107,062
                                                                                                                            -------
Healthcare & Pharmaceuticals - 14.64%
+CIMA Labs                                                                                                 2,000             48,382
+Conceptus                                                                                                 4,000             47,920
McKesson                                                                                                   2,200             59,466
Pfizer                                                                                                     1,500             45,855
+Trimeris                                                                                                    600             25,854
                                                                                                                            -------
                                                                                                                            227,477
                                                                                                                            -------
Industrial Machinery - 3.53%
Roper Industries                                                                                           1,500             54,900
                                                                                                                            -------
                                                                                                                             54,900
                                                                                                                            -------
Leisure, Lodging & Entertainment - 8.14%
+Extended Stay America                                                                                     4,500             66,375
Harley-Davidson                                                                                            1,300             60,060
                                                                                                                            -------
                                                                                                                            126,435
                                                                                                                            -------
Retail - 11.77%
+Krispy Kreme Doughnuts                                                                                    2,000             67,540
+Rent-A-Center                                                                                             1,500             74,925
Wal-Mart Stores                                                                                              800             40,408
                                                                                                                            -------
                                                                                                                            182,873
                                                                                                                            -------
Telecommunications - 3.76%
+L-3 Communications                                                                                        1,300             58,383
                                                                                                                            -------
                                                                                                                             58,383
                                                                                                                            -------

                                                                                                          Number of        Market
                                                                                                          Shares           Value
Common Stock (continued)

Textiles, Apparel & Furniture - 2.96%
+Coach                                                                                                     1,400            $46,088
                                                                                                                          ---------
                                                                                                                             46,088
                                                                                                                          ---------
Transportation & Shipping - 2.95%
+Heartland Express                                                                                         2,000             45,822
                                                                                                                          ---------
                                                                                                                             45,822
                                                                                                                          ---------
Total Common Stock (cost $1,479,233)                                                                                      1,456,080
                                                                                                                          ---------
                                                                                                       Principal
                                                                                                       Amount
Repurchase Agreements- 5.99%
With BNP Paribas 1.07% 1/2/03
(dated 12/31/02, collateralized by $40,300
U.S. Treasury Bills due 6/19/03, market
value $40,047)                                                                                           $39,250             39,250
With J. P. Morgan Securities 1.03% 1/2/03
(dated 12/31/02, collateralized by $14,500
U.S. Treasury Notes 2.875% due 6/30/04, market
value $14,806)                                                                                            14,500             14,500
With UBS Warburg 1.10% 1/2/03
(dated 12/31/02, collateralized by $39,500
U.S. Treasury Notes 3.875% due 6/30/03, market
value $40,040)                                                                                            39,250             39,250
                                                                                                                         ----------
Total Repurchase Agreements (cost $93,000)                                                                                   93,000
                                                                                                                         ----------


Total Market Value of Securities - 99.70%
   (cost $1,572,233)                                                                                                      1,549,080

Receivables and Other Assets Net of Liabilities - 0.30%                                                                       4,680
                                                                                                                         ----------

Net Assets Applicable to 291,682 Shares Outstanding - 100.00%                                                            $1,553,760
                                                                                                                         ----------

Net Asset Value - Delaware Focused Growth Fund Class A
($74,767 / 14,036 Shares)                                                                                                     $5.33
Net Asset Value - Delaware Focused Growth Fund Institutional Class                                                            -----
($1,478,993 / 277,646 Shares)                                                                                                 $5.33
                                                                                                                              -----
Components of Net Assets at December 31, 2002:
Shares of beneficial interest (unlimited authorization - no par)                                                         $2,507,838
Distributions in excess of  net investment income                                                                            (2,746)
Accumulated net realized loss on investments                                                                               (928,179)
Net unrealized depreciation of investments                                                                                  (23,153)
                                                                                                                         ----------
Total net assets                                                                                                         $1,553,760
                                                                                                                         ----------

+Non-income producing security for the period ended December 31, 2002.

Net Asset Value and Offering Price per Share -
Delaware Focused Growth Fund
Net asset value Class A (A)                                                                                                   $5.33
Sales charge (5.75% of offering price, or 6.19% of amount invested per
share) (B)                                                                                                                     0.33
                                                                                                                              -----
Offering price                                                                                                                $5.66
                                                                                                                              -----
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

DELAWARE FOCUSED VALUE FUND
---------------------------

December 31, 2002 (Unaudited)

                                                                                                          Number of         Market
                                                                                                          Shares            Value
Common Stock- 98.99%
Aerospace & Defense - 10.23%
Honeywell International                                                                                    2,800            $67,200
Raytheon                                                                                                   2,600             79,950
                                                                                                                          ---------
                                                                                                                            147,150
                                                                                                                          ---------
Banking - 10.17%
Bank of New York                                                                                           3,100             74,276
J.P. Morgan Chase                                                                                          3,000             72,000
                                                                                                                          ---------
                                                                                                                            146,276
                                                                                                                          ---------
Computers & Technology - 8.97%
+Microsoft                                                                                                 1,200             62,040
+Oracle                                                                                                    6,200             66,960
                                                                                                                          ---------
                                                                                                                            129,000
                                                                                                                          ---------
Energy - 9.55%
ChevronTexaco                                                                                              1,000             66,480
Kerr-McGee                                                                                                 1,600             70,880
                                                                                                                          ---------
                                                                                                                            137,360
                                                                                                                          ---------
Finance - 14.96%
American Express                                                                                           2,000             70,700
Freddie Mac                                                                                                1,300             76,765
Morgan Stanley Dean Witter                                                                                 1,700             67,864
                                                                                                                          ---------
                                                                                                                            215,329
                                                                                                                          ---------
Healthcare & Pharmaceuticals - 14.95%
HCA - The Heathcare Company                                                                                1,600             66,400
Schering-Plough                                                                                            3,500             77,700
Wyeth                                                                                                      1,900             71,060
                                                                                                                          ---------
                                                                                                                            215,160
                                                                                                                          ---------
Leisure, Lodging & Entertainment - 4.42%
Walt Disney                                                                                                3,900             63,609
                                                                                                                          ---------
                                                                                                                             63,609
                                                                                                                          ---------
Retail - 5.33%
Sears, Roebuck                                                                                             3,200             76,640
                                                                                                                          ---------
                                                                                                                             76,640
                                                                                                                          ---------
Telecommunications - 4.90%
SBC Communications                                                                                         2,600             70,486
                                                                                                                          ---------
                                                                                                                             70,486
                                                                                                                          ---------
Textiles, Apparel & Furniture - 4.85%
Newell Rubbermaid                                                                                          2,300             69,759
                                                                                                                          ---------
                                                                                                                             69,759
                                                                                                                          ---------
Transportation & Shipping - 5.31%
CSX                                                                                                        2,700             76,437
                                                                                                                          ---------
                                                                                                                             76,437
                                                                                                                          ---------
Utilities - 5.35%
Public Service Enterprise Group                                                                            2,400             77,040
                                                                                                                          ---------
                                                                                                                             77,040
                                                                                                                          ---------
Total Common Stock (cost $1,548,603)                                                                                      1,424,246
                                                                                                                          ---------


                                                                                                         Principal           Market
                                                                                                         Amount              Value
Repurchase Agreements- 0.07%
With BNP Paribas 1.07% 1/2/03
(dated 12/31/02, collateralized by $433
U.S. Treasury Bills due 6/19/03, market
value $431).                                                                                                $422               $422
With J. P. Morgan Securities 1.03% 1/2/03
(dated 12/31/02, collateralized by $156
U.S. Treasury Notes 2.875% due 6/30/04, market
value $159).                                                                                                 156                156
With UBS Warburg 1.10% 1/2/03
(dated 12/31/02, collateralized by $425
U.S. Treasury Notes 3.875% due 6/30/03, market
value $431)                                                                                                  422                422
                                                                                                                              -----
Total Repurchase Agreements (cost $1,000)                                                                                     1,000
                                                                                                                              -----


Total Market Value of Securities - 99.06%
   (cost $1,549,603)                                                                                                      1,425,246

Receivables and Other Assets Net of Liabilities - 0.94%                                                                      13,575
                                                                                                                         ----------
Net Assets Applicable to 262,430 Shares Outstanding - 100.00%                                                            $1,438,821
                                                                                                                         ----------
Net Asset Value - Delaware Focused Value Fund Class A
($63,699 / 11,618 Shares)                                                                                                     $5.48
Net Asset Value - Delaware Focused Value Fund Institutional Class                                                             -----
($1,375,122 / 250,812 Shares)                                                                                                 $5.48
                                                                                                                              -----

Components of Net Assets at December 31, 2002:
Shares of beneficial interest (unlimited authorization-no par)                                                           $3,085,259
Distributions in excess of net investment income                                                                                (59)
Accumulated net realized loss on investments                                                                             (1,522,022)
Net unrealized depreciation on investments                                                                                 (124,357)
                                                                                                                         ----------
Total net assets                                                                                                         $1,438,821
                                                                                                                         ----------

+Non-income producing security for the period ended December 31, 2002.

Net Asset Value and Offering Price per Share -
 Delaware Focused Value Fund
Net asset value - Class A (A)                                                                                                 $5.48
Sales charge (5.75% of offering price, or 6.02% of amount invested per share) (B)                                              0.33
                                                                                                                              -----
Offering price                                                                                                                $5.81
                                                                                                                              -----


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

DELAWARE HEALTH CARE FUND
---------------------------

December 31, 2002 (Unaudited)

                                                                                                          Number of        Market
                                                                                                          Shares           Value
Common Stock- 84.69%
Biotechnology - 11.51%
+Cubist Pharmaceuticals                                                                                    6,500            $53,495
+Cv Theraputics                                                                                            1,800             32,796
+Neurocrine Biosciences                                                                                    1,100             50,226
+Tanox Biosystems                                                                                          3,500             31,675
+Trimeris                                                                                                    400             17,236
                                                                                                                          ---------
                                                                                                                            185,428
                                                                                                                          ---------
Biotechnology/Diversified - 15.59%
+Amgen                                                                                                       900             43,506
+Exelixis                                                                                                  7,200             57,600
+Genentech                                                                                                 1,200             39,792
+Idec Pharmaceuticals                                                                                      1,100             36,487
+Medimmune                                                                                                 1,500             40,755
+Xoma                                                                                                      7,800             32,994
                                                                                                                          ---------
                                                                                                                            251,134
                                                                                                                          ---------
Healthcare/Devices - 6.09%
+Conceptus                                                                                                 3,700             44,326
Stryker                                                                                                      800             53,696
                                                                                                                          ---------
                                                                                                                             98,022
                                                                                                                          ---------
Healthcare/Services - 7.38%
Amerisourcebergen                                                                                            400             21,724
+Humana                                                                                                    2,800             28,000
McKesson HBOC                                                                                              1,500             40,545
+Rehabcare Group                                                                                           1,500             28,620
                                                                                                                          ---------
                                                                                                                            118,889
                                                                                                                          ---------
Hospitals - 5.38%
HCA                                                                                                          900             37,350
+Province Healthcare                                                                                       2,000             19,460
+Triad Hospitals                                                                                           1,000             29,830
                                                                                                                          ---------
                                                                                                                             86,640
                                                                                                                          ---------
Pharmaceuticals - 38.74%
Abbott Laboratories                                                                                          900             36,000
Allergan                                                                                                     800             46,096
+CIMA Labs                                                                                                 1,700             41,125
+First Horizon Pharmaceutical                                                                              6,100             45,616
+Forest Laboratories                                                                                         400             39,288
+Inhale Therapeutic Systems                                                                               10,300             83,224
+Inspire Pharmaceuticals                                                                                  15,100            141,033
+Intrabiotics Pharmaceuticals                                                                             24,000              6,960
+Medicis Pharmaceutical Class A                                                                              800             39,736
+Millennium Pharmaceuticals                                                                                3,800             30,172
+Noven Pharmaceuticals                                                                                     4,000             36,920
+Pain Therapeutics                                                                                        14,000             33,460
Schering-Plough                                                                                            2,000             44,400
                                                                                                                          ---------
                                                                                                                            624,030
                                                                                                                          ---------

Total Common Stock (cost $1,611,628)                                                                                      1,364,143
                                                                                                                          ---------

                                                                                                       Principal         Market
                                                                                                       Amount            Value
Commercial Paper- 15.51%
Freddie Mac-RB 1.27% 1/21/03                                                                            $250,000           $249,824
                                                                                                                         ----------
Total Commercial Paper (cost $249,824)                                                                                      249,824
                                                                                                                         ----------


Total Market Value of Securities - 100.20%
   (cost $1,861,452)                                                                                                      1,613,967

Liabilities Net of Receivables and Other Assets - (0.20%)                                                                    (3,216)
                                                                                                                         ----------
Net Assets Applicable to 237,770 Shares Outstanding - 100.00%                                                            $1,610,751
                                                                                                                         ----------

Net Asset Value - Delaware Health Care Fund Class A
($2,794 / 412.4 Shares)                                                                                                       $6.77
                                                                                                                              -----
Net Asset Value - Delaware Health Care Fund Institutional Class
($1,607,957 / 237,358 Shares)                                                                                                 $6.77
                                                                                                                              -----

Components of Net Assets at December 31, 2002:
 Shares of beneficial interest (unlimited authorization-no par)                                                          $2,020,697
 Accumulated net investment loss                                                                                             (2,670)
 Accumulated net realized loss on investments                                                                              (159,791)
 Net unrealized depreciation on investments                                                                                (247,485)
                                                                                                                         ----------
 Total net assets                                                                                                        $1,610,751
                                                                                                                         ----------

  +Non-income producing security for the period ended December 31, 2002.

Net Asset Value and Offering Price per Share -
Delaware Health Care Fund
Net Asset Value Class A (A)                                                                                                   $6.77
Sales charge (5.75% of offering price or 6.06%
   of amount invested per share) (B)                                                                                           0.41
                                                                                                                              -----
Offering price                                                                                                                $7.18
                                                                                                                              -----



 (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
 (B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statements of Operations

                                                                          Delaware                Delaware                Delaware
                                                                          Focused                 Focused                  Health
                                                                           Growth                  Value                    Care
Six Months Ended December 31, 2002 (Unaudited)                              Fund                   Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------

Investment Income:
Dividends                                                               $   2,281                 $  20,276             $     899
Interest                                                                      780                        34                 2,454
                                                                        ---------                 ---------             ---------
                                                                            3,061                    20,310                 3,353
                                                                        ---------                 ---------             ---------


Expenses:
Management fees                                                             5,027                     7,088                 5,916
Registration fees                                                             463                       609                 1,524
Reports and statements to shareholders                                          -                     2,503                 1,513
Professional fees                                                               -                        41                   156
Dividend disbursing and transfer agent fees and expenses                      442                       388                   826
Accounting and administration expenses                                        349                       319                   439
Trustees' fees                                                                320                       428                   426
Custodian fees                                                                187                       180                   971
Distribution expenses - Class A                                                92                        80                     2
Other                                                                         136                       672                   588
                                                                        ---------                 ---------             ---------
                                                                            7,016                    12,308                12,361

Less expenses absorbed or waived                                           (1,096)                   (5,197)               (6,268)
Less waiver of distribution expense - Class A                                 (92)                        -                    (2)
Less expenses paid indirectly                                                 (21)                      (17)                  (68)
                                                                        ---------                 ---------             ---------
Total expenses                                                              5,807                     7,094                 6,023
                                                                        ---------                 ---------             ---------


Net Investment Income (Loss)                                               (2,746)                   13,216                (2,670)
                                                                        ---------                 ---------             ---------


Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments                                         (263,773)                 (257,028)              (51,769)
Net change in unrealized appreciation/depreciation
  of investments                                                          128,101                    93,676               (61,672)
                                                                        ---------                 ---------             ---------


Net Realized and Unrealized Loss on Investments                          (135,672)                 (163,352)             (113,441)
                                                                        ---------                 ---------             ---------


Net Decrease in Net Assets Resulting from Operations                    $(138,418)                $(150,136)            $(116,111)
                                                                        ---------                 ---------             ---------


See accompanying notes


Statements of Changes in Net Assets

                                                           Delaware Focused        Delaware Focused           Delaware Health
                                                             Growth Fund              Value Fund                 Care Fund
                                                       -----------------------------------------------------------------------------
                                                       Six Months     Year      Six Months      Year       Six Months    7/31/01*
                                                         Ended        Ended       Ended         Ended        Ended         to
                                                       12/31/02      6/30/02     12/31/02      6/30/02      12/31/02     6/30/02
                                                       (Unaudited)             (Unaudited)                 (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                          $   (2,746)  $   (1,041)  $   13,216   $    24,128   $   (2,670)  $    6,887
Net realized loss on investments                        (263,773)    (114,913)    (257,028)     (627,577)     (51,769)     (97,250)
Net change in unrealized appreciation/depreciation
   of investments                                        128,101     (343,776)      93,676      (143,596)     (61,672)    (185,813)
                                                       -----------------------------------------------------------------------------
Net decrease in net assets resulting from operations    (138,418)    (459,730)    (150,136)     (747,045)    (116,111)    (276,176)
                                                       -----------------------------------------------------------------------------


Dividends and Distributions to Shareholders from:
Net investment income:
   Class A                                                     -         (589)        (965)       (1,143)           -            -
   Institutional Class                                         -      (10,229)     (20,833)      (36,022)           -       (8,706)

Net realized gain on investments:
   Institutional Class                                         -            -            -             -            -      (10,824)
                                                       -----------------------------------------------------------------------------
                                                               -      (10,818)     (21,798)      (37,165)           -      (19,530)
                                                       -----------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A                                                 1,217       19,375            -         2,757        1,425        9,522
   Institutional Class                                         -            -            -             -            -    1,999,993

Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Class A                                                     -          589          965         1,143            -            -
   Institutional Class                                         -       10,229       20,833        36,022            -       19,533
                                                       -----------------------------------------------------------------------------
                                                           1,217       30,193       21,798        39,922        1,425    2,029,048
                                                       -----------------------------------------------------------------------------
Cost of shares repurchased:
   Class A                                                  (116)     (34,600)      (8,429)         (276)         (52)      (7,853)
   Institutional Class                                         -            -            -    (3,055,660)           -            -
                                                       -----------------------------------------------------------------------------
                                                            (116)     (34,600)      (8,429)   (3,055,936)         (52)      (7,853)
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                              1,101       (4,407)      13,369    (3,016,014)       1,373    2,021,195
                                                       -----------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                   (137,317)    (474,955)    (158,565)   (3,800,224)    (114,738)   1,725,489

Net Assets:
Beginning of period                                    1,691,077    2,166,032    1,597,386     5,397,610    1,725,489            -
                                                       -----------------------------------------------------------------------------
End of period                                         $1,553,760   $1,691,077   $1,438,821   $ 1,597,386   $1,610,751   $1,725,489
                                                       -----------------------------------------------------------------------------

----------
* Date of commencement of operations.

See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Focused Growth Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months       Year              Year           12/29/99(1)
                                                                          Ended         Ended             Ended               to
                                                                       12/31/02(4)     6/30/02           6/30/01           6/30/00
                                                                       (Unaudited)
Net asset value, beginning of period                                    $ 5.800        $ 7.410           $ 10.450          $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(2)                                       (0.009)        (0.004)             0.113            0.127
   Net realized and unrealized gain (loss) on investments                (0.461)        (1.569)            (1.546)           1.823
                                                                        -------       --------           --------          -------
   Total from investment operations                                      (0.470)        (1.573)            (1.433)           1.950
                                                                        -------       --------           --------          -------

Less dividends and distributions from:
   Net investment income                                                      -         (0.037)            (0.207)               -
   Net realized gain on investments                                           -              -             (1.400)               -
                                                                        -------       --------           --------          -------
   Total dividends and distributions                                          -         (0.037)            (1.607)               -
                                                                        -------       --------           --------          -------

Net asset value, end of period                                          $ 5.330        $ 5.800           $  7.410          $10.450
                                                                        -------       --------           --------          -------

Total return(3)                                                          (8.10%)       (21.30%)           (16.78%)          22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                             $    75        $    80           $    121          $    40
    Ratio of expenses to average net assets                               0.75%          0.72%              0.75%            0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                            1.16%          1.36%              1.31%            1.30%
    Ratio of net investment income (loss) to average net assets          (0.35%)        (0.06%)             1.41%            2.54%
    Ratio of net investment income (loss) to average net assets prior
       to expense limitation and expenses paid indirectly                (0.76%)        (0.70%)             0.85%            1.99%
    Portfolio turnover                                                     118%           257%               245%             304%

----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Focused Growth Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months       Year            Year           12/29/99(1)
                                                                           Ended          Ended           Ended              to
                                                                         12/31/02(4)     6/30/02         6/30/01          6/30/00
                                                                        (Unaudited)
Net asset value, beginning of period                                      $ 5.800        $ 7.410        $ 10.450          $  8.500

Income (loss) from investment operations:
   Net investment income (loss)(2)                                         (0.009)        (0.004)          0.113             0.127
   Net realized and unrealized gain (loss) on investments                  (0.461)        (1.569)         (1.546)            1.823
                                                                          -------        -------        --------          --------
   Total from investment operations                                        (0.470)        (1.573)         (1.433)            1.950
                                                                          -------        -------        --------          --------

Less dividends and distributions from:
   Net investment income                                                        -         (0.037)         (0.207)                -
   Net realized gain on investments                                             -              -          (1.400)                -
                                                                          -------        -------        --------          --------
   Total dividends and distributions                                            -         (0.037)         (1.607)                -
                                                                          -------        -------        --------          --------

Net asset value, end of period                                            $ 5.330        $ 5.800        $  7.410          $ 10.450
                                                                          -------        -------        --------          --------

Total return(3)                                                            (8.10%)       (21.30%)        (16.78%)           22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                               $ 1,479        $ 1,611        $  2,045          $  2,458
    Ratio of expenses to average net assets                                 0.75%          0.72%           0.75%             0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                              0.91%          1.11%           1.06%             1.05%
    Ratio of net investment income (loss) to average net assets            (0.35%)        (0.06%)          1.41%             2.54%
    Ratio of net investment income (loss) to average net assets prior
       to expense limitation and expenses paid indirectly                  (0.51%)        (0.45%)          1.10%             2.24%
    Portfolio turnover                                                       118%           257%            245%              304%

----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                               Delaware Focused Value Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Six Months      Year            Year       12/29/99(1)
                                                                              Ended         Ended           Ended           to
                                                                          12/31/2002(5)    6/30/02         6/30/01       6/30/00
                                                                           (Unaudited)
Net asset value, beginning of period                                        $ 6.140         $ 7.710         $ 8.260       $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                   0.051           0.056           0.044         0.329(4)
   Net realized and unrealized loss on investments                           (0.627)         (1.535)         (0.291)       (0.569)
                                                                            -------         -------         -------       -------
   Total from investment operations                                          (0.576)         (1.479)         (0.247)       (0.240)
                                                                            -------         -------         -------       -------

Less dividends and distributions from:
   Net investment income                                                     (0.084)         (0.091)         (0.303)            -
                                                                            -------         -------         -------       -------
   Total dividends and distributions                                         (0.084)         (0.091)         (0.303)            -
                                                                            -------         -------         -------       -------

Net asset value, end of period                                              $ 5.480         $ 6.140         $ 7.710       $ 8.260
                                                                            -------         -------         -------       -------

Total return(3)                                                              (9.29%)        (19.48%)         (3.18%)       (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                 $    64         $    80         $    97       $   346
    Ratio of expenses to average net assets                                   1.00%           1.00%           0.97%         0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                1.97%           1.43%           1.53%         1.48%
    Ratio of net investment income to average net assets                      1.84%           0.80%           0.54%         7.46%(4)
    Ratio of net investment income (loss) to average net assets prior
       to expense limitation and expenses paid indirectly                     0.87%           0.37%          (0.02%)        6.73%(4)
    Portfolio turnover                                                         194%            150%            237%          435%

----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(4) During the fiscal period ended June 30, 2000, the Delaware Focused Value Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income (loss) to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.31%), respectively.

(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Focused Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Six Months        Year            Year       12/29/99(1)
                                                                             Ended           Ended           Ended           to
                                                                           12/31/02(5)      6/30/02         6/30/01       6/30/00
                                                                          (Unaudited)
Net asset value, beginning of period                                        $ 6.140         $ 7.710         $ 8.260       $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                   0.051           0.056           0.042         0.329(4)
   Net realized and unrealized loss on investments                           (0.627)         (1.535)         (0.289)       (0.569)
                                                                            -------         -------         -------       -------
   Total from investment operations                                          (0.576)         (1.479)         (0.247)       (0.240)
                                                                            -------         -------         -------       -------

Less dividends and distributions from:
   Net investment income                                                     (0.084)         (0.091)         (0.303)            -
                                                                            -------         -------         -------       -------
   Total dividends and distributions                                         (0.084)         (0.091)         (0.303)            -
                                                                            -------         -------         -------       -------

Net asset value, end of period                                              $ 5.480         $ 6.140         $ 7.710       $ 8.260
                                                                            -------         -------         -------       -------

Total return(3)                                                              (9.29%)        (19.48%)         (3.18%)       (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                 $ 1,375         $ 1,517         $ 5,301       $ 5,473
    Ratio of expenses to average net assets                                   1.00%           1.00%           0.97%         0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                1.72%           1.18%           1.28%         1.23%
    Ratio of net investment income to average net assets                      1.84%           0.80%           0.54%         7.46%(4)
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly                     1.12%           0.62%           0.23%         6.98%(4)
    Portfolio turnover                                                         194%            150%            237%          435%

----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) During the fiscal period ended June 30, 2000, the Delaware Focused Value Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.06%), respectively.

(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                      Delaware Health Care Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months              7/31/01(1)
                                                                                              Ended                    to
                                                                                           12/31/02(2)               6/30/02
                                                                                           (Unaudited)
Net asset value, beginning of period                                                        $ 7.260                  $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(3)                                                           (0.011)                   0.032
   Net realized and unrealized loss on investments                                           (0.479)                  (1.189)
                                                                                            -------                  -------
   Total from investment operations                                                          (0.490)                  (1.157)
                                                                                            -------                  -------

Less dividends and distributions from:
   Net investment income                                                                          -                   (0.037)
   Net realized gain on investments                                                               -                   (0.046)
                                                                                            -------                  -------
   Total dividends and distributions                                                              -                   (0.083)
                                                                                            -------                  -------

Net asset value, end of period                                                              $ 6.770                  $ 7.260
                                                                                            -------                  -------

Total return(4)                                                                              (6.75%)                 (13.84%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                                                  $     3                   $    2
   Ratio of expenses to average net assets                                                    0.75%                    0.75%
   Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                                1.77%                    2.10%
   Ratio of net investment income (loss) to average net assets                               (0.33%)                   0.38%
   Ratio of net investment a loss to average net assets prior                                     -                        -
       to expense limitation and expenses paid indirectly                                    (1.35%)                  (0.97%)
   Portfolio turnover                                                                           35%                      76%

----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and the distributor. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                            Delaware Health Care Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months              7/31/01(1)
                                                                                             Ended                     to
                                                                                          12/31/02(2)                6/30/02
                                                                                          (Unaudited)
Net asset value, beginning of period                                                        $ 7.260                  $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(3)                                                           (0.011)                   0.032
   Net realized and unrealized loss on investments                                           (0.479)                  (1.189)
                                                                                            -------                  -------
   Total from investment operations                                                          (0.490)                  (1.157)
                                                                                            -------                  -------

Less dividends and distributions from:
   Net investment income                                                                          -                   (0.037)
   Net realized gain on investments                                                               -                   (0.046)
                                                                                            -------                  -------
   Total dividends and distributions                                                              -                   (0.083)
                                                                                            -------                  -------

Net asset value, end of period                                                              $ 6.770                  $ 7.260
                                                                                            -------                  -------

Total return(4)                                                                              (6.75%)                 (13.84%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                                 $ 1,608                  $ 1,724
    Ratio of expenses to average net assets                                                   0.75%                    0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                                1.52%                    1.85%
    Ratio of net investment income (loss) to average net assets                              (0.33%)                   0.38%
    Ratio of net investment loss to average net assets prior                                      -                        -
       to expense limitation and expenses paid indirectly                                    (1.10%)                  (0.72%)
    Portfolio turnover                                                                          35%                      76%

----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to Financial Statements

December 31, 2002 (Unaudited)

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to Delaware Focused Growth Fund, Delaware Focused Value Fund and Delaware Health Care Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of December 31, 2002, only Class A and Institutional Class of each Fund have commenced operations.

The objective of the Funds is to seek to provide long-term capital growth.


1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the period ended December 31, 2002 were as follows:


                                  Delaware      Delaware     Delaware
                                   Focused      Focused       Health
                                Growth Fund    Value Fund    Care Fund
                                --------------------------------------
Commission reimbursements           $19           $17          $19
Earnings credits                      2             -           49

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                     Delaware              Delaware             Delaware
                                                      Focused               Focused              Health
                                                    Growth Fund           Value Fund            Care Fund
                                                    -----------------------------------------------------
On the first $500 million                              0.65%                 1.00%                0.75%
On the next $500 million                               0.60%                 0.95%                0.70%
On the next $1.5 billion                               0.55%                 0.90%                0.65%
In excess of $2.5 billion                              0.50%                 0.85%                0.60%

DMC has contracted to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through August 31, 2003 as shown below.

                                                    Delaware             Delaware           Delaware
                                                     Focused             Focused             Health
                                                   Growth Fund          Value Fund          Care Fund
                                                   --------------------------------------------------
The operating expense limitation as a
percentage of average daily net assets (per
annum)                                                0.75%               1.00%               0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (fixed at 0.25% by the Board of Trustees) of the average daily assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive the distribution fees through August 31, 2003 for the Delaware Focused Growth, Delaware Focused Value, and Delaware Health Care Funds. No distribution expenses are paid by the Institutional Class shares.

At December 31, 2002, each Fund had receivables from and liabilities payable to affiliates as follows:

                                             Delaware           Delaware          Delaware
                                              Focused            Focused           Health
                                              Growth              Value             Care
                                               Fund               Fund              Fund
                                             ----------------------------------------------
Investment management fee
  payable to DMC                             $  (565)           $    -            $    -
Dividend disbursing, transfer agent
  fees, accounting and other expenses
  receivable from DSC                          1,637             1,309             1,672
Other expenses payable to DMC
  and affiliates                                (290)             (289)             (299)
Receivable from DMC under expense
  limitation agreement                             -               200               111

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the period ended December 31, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                         Delaware          Delaware               Delaware
                          Focused          Focused                 Health
                        Growth Fund       Value Fund             Care Fund
                        --------------------------------------------------
Purchases                 $869,066        $1,382,757             $325,943
Sales                      864,690         1,385,545              230,831


At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes approximates cost for book purposes. Cost of investments for each Fund were as follows:

                                        Delaware              Delaware              Delaware
                                         Focused              Focused                Health
                                       Growth Fund           Value Fund            Care Fund
                                       ------------------------------------------------------
Cost of investments                    $1,572,233            $1,549,603            $1,861,452
                                       ======================================================
Aggregate unrealized appreciation        $107,224               $38,695              $140,895
Aggregate unrealized depreciation        (130,377)             (163,052)             (388,380)
                                       ------------------------------------------------------

Net unrealized depreciation              $(23,153)            $(124,357)            $(247,485)
                                       ======================================================

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the periods ended June 30, 2002 and 2001 were as follows:

                        Delaware Focused               Delaware Focused        Delaware Health
                           Growth Fund                    Value Fund              Care Fund
                  ----------------------------------------------------------------------------
                      2002            2001           2002            2001           2002
                  ----------------------------------------------------------------------------
Ordinary Income         $10,818        $387,801        $37,165        $213,440        $19,530
                  ----------------------------------------------------------------------------
Total                   $10,818        $387,801        $37,165        $213,440        $19,530
                  ============================================================================


As of June 30, 2002, the components of net assets on a tax basis were as follows:

                                    Delaware Focused            Delaware Focused         Delaware Health
                                       Growth Fund                 Value Fund               Care Fund
                                   ----------------------------------------------------------------------
Shares of beneficial interest           $2,506,737                $3,071,890               $2,019,324
Undistributed ordinary income                    -                     8,523                        -
Capital loss carryforwards                (554,613)                 (723,776)                       -
Post-October losses                       (108,248)                 (517,138)                (104,925)
Unrealized  depreciation of
   investments                            (152,799)                 (242,113)                (188,910)
                                   ----------------------------------------------------------------------
Net assets                              $1,691,077                $1,597,386               $1,725,489
                                   ======================================================================

Post-October losses represent losses realized on investment transactions from November 1, 2001 through June 30, 2002 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, the Funds had accumulated capital losses as of June 30, 2002, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                              Delaware Focused         Delaware Focused
Year of Expiration              Growth Fund               Value Fund
-------------------------------------------------------------------------------
2009                              $46,965                 $334,707
2010                              507,648                  389,069

5. Capital Shares

Transactions in capital shares were as follows:

                                                  Delaware Focused                          Delaware Focused
                                                    Growth Fund                                Value Fund
                                      ------------------------------------------------------------------------------

                                            Six                                        Six
                                           Months                Year                 Months                 Year
                                           Ended                 Ended                Ended                 Ended
                                          12/31/02              6/30/02              12/31/02              6/30/02
                                        (Unaudited)                                (Unaudited)
                                      ------------------------------------------------------------------------------
Shares sold:
   Class A                                    226                2,888                     -                   417
   Institutional
    Class                                       -                    -                     -                     -



Shares issued upon reinvestment of
dividends and distributions:
   Class A                                      -                   86                   168                   159
   Institutional
   Class                                        -                1,495                 3,645                 4,927

                                      ------------------------------------------------------------------------------
                                              226                4,469                 3,813                 5,503
                                      ------------------------------------------------------------------------------

Shares repurchased:
   Class A                                   (21)              (5,439)               (1,617)                  (41)
   Institutional
   Class                                        -                    -                     -             (445,431)
                                      ------------------------------------------------------------------------------
                                             (21)              (5,439)               (1,617)             (445,472)
                                      ------------------------------------------------------------------------------

Net increase
(decrease)                                    205                (970)                 2,196             (439,969)
                                      ==============================================================================

                                                        Delaware Health
                                                           Care Fund
                                            ------------------------------------

                                                 Six
                                                Months                 7/31/01*
                                                Ended                     to
                                               12/31/02                 6/30/02
                                             (Unaudited)
                                            ------------------------------------
Shares sold:
   Class A                                       213                    1,120
   Institutional Class                             1                  235,295

Shares issued upon reinvestment of
dividends and distributions:
   Class A                                         -                        -
   Institutional Class                             -                    2,062
                                            ------------------------------------
                                                 214                  238,477
                                            ------------------------------------

Shares repurchased:
   Class A                                        (8)                    (913)
   Institutional Class                             -                        -
                                            ------------------------------------

                                                  (8)                    (913)
                                            ------------------------------------

Net increase                                     206                  237,564
                                            ====================================

* Date of commencement of operations.

6. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at December 31, 2002, or at any time during the period.

7. Credit and Market Risk

The Delaware Health Care Fund concentrates its investments in securities of companies in the health care sector that management believes offer above-average opportunities for long-term price appreciation. As a result the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political or regulatory occurrence affecting these companies. The Delaware Focused Growth and Delaware Focused Value Funds may from time to time, invest more than 25% of each Fund's net assets in any one industry or group of industries. In instances where there is greater concentration in a particular sector, each Fund may be particularly sensitive to changes in the actual market or economic conditions that affect that sector.